Morgan Stanley Next Generation Trust
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security Date     Price    Shares  %of      Total       Purcha  Broker
         of       Of       Purcha  Assets   Issued      sed
         Purcha   Shares   sed                          By
         se                                             Fund

AMN      11/12/   $17.00   350     0.030%   $170,000,0  0.004%  Banc of
Healthca 01                                 00                  Americs
re                                                              Secs; UBS
Services                                                        Warburg;
/AHS                                                            JP Morgan
                                                                Secs; Bear
                                                                Stearns &
                                                                Co.;
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                Corp;
                                                                Deutsche
                                                                Banc Alex
                                                                Brown Inc;
                                                                Lehman
                                                                Bros;
                                                                Merrill
                                                                Lynch
                                                                Pierce
                                                                Fenner &
                                                                Smith;
                                                                Salomon
                                                                Smith
                                                                Barney;
                                                                U.S.
                                                                Bancorp
                                                                Piper
                                                                Jaffray;
                                                                Advest,
                                                                Inc.;
                                                                Robert W.
                                                                Baird &
                                                                Co;
                                                                William
                                                                Blair &
                                                                Company;
                                                                Buckingham
                                                                Research
                                                                Grp; First
                                                                Southwest
                                                                Company;
                                                                Gerard
                                                                Klauer
                                                                Mattison &
                                                                Co;
                                                                Jefferies
                                                                & Company;
                                                                Legg Mason
                                                                Wood
                                                                Walker;
                                                                Morgan
                                                                Keegan &
                                                                Company;
                                                                Raymond
                                                                James &
                                                                Assocs;
                                                                SunTrust
                                                                Robinson
                                                                Humphrey;
                                                                Wells
                                                                Fargo Van
                                                                Kasper

Odyssey  06/13/   $18.00   1,600   0.080%   $308,571,4  0.009%  Banc of
RE       01                                 26                  America
Holdings                                                        Secs;CIBC
                                                                World
                                                                Mkts; Bear
                                                                Stearns;
                                                                JP Morgan
                                                                Secs; UBS
                                                                Warburg;
                                                                BMO
                                                                Nesbitt
                                                                Burns;
                                                                Cochran,
                                                                Caronia &
                                                                Co;
                                                                Ferris,
                                                                Baker,
                                                                Watts; Fox-
                                                                Pitt,
                                                                Kelton;
                                                                Janney
                                                                Montgomery
                                                                Scott;
                                                                Keefe,
                                                                Bruyette &
                                                                Woods;
                                                                Legg Mason
                                                                Wood
                                                                Walker;
                                                                RBC
                                                                Dominion
                                                                Secs;
                                                                Scotia
                                                                Capital
                                                                (USA)